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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-84097 and 333-25646.

                                   ARTHUR ANDERSEN LLP

Fayetteville, Arkansas
   April 28, 2000

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